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                                                                    EXHIBIT 10.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of The BOC Group plc (the "Company") on Form 20-F for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:


     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 12, 2002             /s/ Anthony Eric Isaac
                                    ------------------------------------
                                        Name:  Anthony Eric Isaac
                                        Title: Chief Executive


Date: December 12, 2002             /s/ Rene Medori
                                    ------------------------------------
                                        Name:  Rene Medori
                                        Title: Group Finance Director